SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



(X)  Filed by the Registrant
( )  Filed by a Party other than the Registrant

Check the appropriate box:

( )  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



                              HCIA Inc.
            (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

( )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
( )  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

(X) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
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    statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:



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                                  [HCIA Logo]

                                                                   June 24, 1996
Dear Stockholder:
     You are cordially invited to attend the annual meeting of stockholders of HCIA Inc. (the "Company"), which will be held at the offices of the Company, 300 East Lombard Street, Baltimore, Maryland, on Wednesday, August 7, 1996 at 11:00 a.m., Baltimore time. Holders of the Company's common stock as of June 21, 1996 are entitled to vote at the meeting.
     The matters proposed for consideration at the meeting are the election of four directors, the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, the approval of amendments to the Company's 1994 Stock and Incentive Plan and 1995 Non-Employee Directors Stock Option Plan, and the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants. The accompanying Notice of Meeting and Proxy Statement discuss these matters in further detail. We urge you to review this information carefully.
     Your Board of Directors unanimously believes that the election of the nominees as directors, the approval of the amendment to the Articles of Incorporation, the approval of the amendments to the stock option plans and the ratification of the appointment of the independent accountants, are in the best interests of the Company and its stockholders and, accordingly, recommends a vote FOR all of the Items on the enclosed form of proxy. After reviewing the enclosed materials, please complete the proxy card and return it using the enclosed envelope. If you decide to attend the meeting, you may vote in person even if you have previously sent in a proxy card.
     In addition to the formal business to be transacted, management will make a presentation on developments during the past fiscal year and respond to questions of interest to stockholders.
     On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your continued support.

                                         Sincerely yours,

                                         /s/ George D. Pillari
                                         George D. Pillari
                                         Chairman & CEO

                                   HCIA INC.
                            300 East Lombard Street
                           Baltimore, Maryland 21202
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                 AUGUST 7, 1996
TO THE STOCKHOLDERS OF HCIA INC.:
     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of HCIA Inc., a Maryland corporation (the "Company"), will be held at 300 East Lombard Street, Baltimore, Maryland, on Wednesday, August 7, 1996 at 11:00 a.m., Baltimore time, for the following purposes:
          1. To elect two directors in Class I for a two year term ending in 1998.
          2. To elect two directors in Class II for a three year term ending in 1999.
          3. To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 50,000,000.
          4. To approve amendments to the 1994 Stock and Incentive Plan.
          5. To approve amendments to the 1995 Non-Employee Directors Stock Option Plan.
          6. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants.
          7. To act upon any other matter which may properly come before the Annual Meeting or any adjournment thereof.
     The Board of Directors of the Company has fixed the close of business on June 21, 1996 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting.
     Your attention is directed to the attached Proxy Statement and to the enclosed Annual Report of the Company for the fiscal year ended December 31, 1995.
                                         By Order of the Board of Directors.

                                         /s/ Charles A. Berardesco
                                         Charles A. Berardesco
                                         Secretary
Baltimore, Maryland
June 24, 1996
     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                   HCIA INC.
                            300 East Lombard Street
                           Baltimore, Maryland 21202
                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING
GENERAL
     The enclosed proxy is being furnished to stockholders of HCIA Inc., a Maryland corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company,
300 East Lombard Street, Baltimore, Maryland, on Wednesday, August 7, 1996 at 11:00 a.m., Baltimore time, and at any adjournments thereof.
SOLICITATION
     The solicitation is being made primarily by the use of the mails, but directors, officers and employees may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by the Company, and no compensation will be paid by the Company in connection with the solicitation of proxies, except that the Company may reimburse brokers, custodians, nominees and other recordholders for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.
     This Proxy Statement and the accompanying form of proxy are being sent to stockholders on or about June 24, 1996.
REVOCATION OF PROXIES
     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. VOTING RIGHTS AND OUTSTANDING SHARES
     The close of business on June 21, 1996 has been fixed by the Board of Directors of the Company as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had outstanding 9,274,387 shares of common stock, $.01 par value per share (the "Common Stock"). Each share of
Common Stock entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. There is no cumulative voting for the election of directors.
     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposal at the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.
     All outstanding shares of the Company's Common Stock represented by properly executed and unrevoked proxies received in the accompanying form in time for the Annual Meeting will be voted. A stockholder may, with respect to the election of directors (i) vote for the election of the named director nominees, (ii) withhold authority to vote for all such director nominees, or
(iii) vote for the election of all such director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by striking a line through such nominee's name on the proxy. A stockholder may, with respect to each other matter specified in the notice of meeting (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter, or (iii) "ABSTAIN" from voting on the matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If no instructions are given, the shares will be voted FOR the election of the named director nominees, FOR the amendment to the Articles of Incorporation, FOR the amendments to the 1994 Stock and
Incentive Plan,
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FOR the amendments to the 1995 Non-Employee Directors Stock Option Plan, and FOR
the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants.
     A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the Common Stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.
     The affirmative vote of a plurality of the shares of Common Stock voted at the Annual Meeting is required to elect directors. Accordingly, if a quorum is present at the Annual Meeting, the four persons receiving the greatest number of votes will be elected to serve as directors. Therefore, withholding authority to vote for a director(s) and non-voted shares with respect to the election of directors will not affect the outcome of the election of directors. The approval of the Amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of all the votes entitled to be cast thereon. Under Maryland law, both abstentions and non-voted shares with respect to the amendment to the Articles of Incorporation will be treated as shares entitled to vote and, accordingly, will have the effect of a vote against the Amendment.
     The approval of the amendments to the 1994 Stock and Incentive Plan and the 1995 Non-Employee Directors Stock Option Plan and the ratification of the approval of KPMG Peat Marwick LLP will require the approval of a majority of the shares of Common Stock voted at the Annual Meeting. As a result, abstentions in connection with these proposals will have the effect of a vote against such proposals, while non-votes will not be considered to have voted on the proposal.
     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof. Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be an employee or a director of the Company or any of its affiliates.
                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
PROPOSAL 1. ELECTION OF DIRECTORS
     The Company's Bylaws provide that the Board of Directors is divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. Each year the directors in one class are elected to serve for a term of three years. The Board of Directors is presently composed of seven members. Two classes of directors, consisting of Class I -- Messrs.
Pillari and Dulude, and Class II -- Mr. Berman and Dr. Rogers, have terms of office expiring at the Annual Meeting, or until their successors are elected and qualify. Directors in Class III -- Messrs. Gregory and Lassiter and Dr. Schramm, have a term of office expiring at the 1997 annual meeting or until their respective successors are elected and qualify or until their resignation or removal. Each of Messrs. Pillari and Dulude has been nominated for a two year term expiring at the Annual Meeting of Stockholders in 1998 and until their respective successors are elected and qualify. Each of Mr. Berman and Dr. Rogers has been nominated for a three year term expiring at the Annual Meeting of Stockholders in 1999 and until their respective successors are elected and qualify.
     THE PERSONS NAMED IN THE ENCLOSED PROXY INTEND TO VOTE PROPERLY EXECUTED
AND RETURNED PROXIES FOR THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS UNLESS AUTHORITY TO VOTE IS WITHHELD. In the event that any of the nominees is unable or unwilling to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.
     Set forth below is information concerning the nominees for election and those directors whose term continues beyond the date of the Annual Meeting.
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NOMINEES FOR DIRECTOR FOR A TWO YEAR TERM EXPIRING AT THE 1998 ANNUAL MEETING.
     GEORGE D. PILLARI, age 33, co-founded the Company in 1985 and has served as its Chief Executive Officer since 1987, also serving as President from 1987 to April 1992 and since October 1992. He has served as Chairman of the Board since April 1992.
     RICHARD DULUDE, age 63, has been a director of the Company since December 1994. He retired as Vice Chairman of Corning Incorporated in April 1993, having served in that capacity since November 1990, and as Group President of Corning Incorporated from 1983 to November 1990. Mr. Dulude is a director of AMBAC Inc. ("AMBAC"), AMBAC Indemnity Corporation ("AIC") and Raychem Corporation.
NOMINEES FOR DIRECTOR FOR A THREE YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING.
     RICHARD A. BERMAN, age 51, has been a director of the Company since October 1995. He has served as president of Manhattanville College in New York since January 1995. Prior to that time, Mr. Berman held several positions in educational institutions, government and the private sector, including serving as President and Chief Executive Officer of Howe-Lewis International, an executive search and management consulting firm, from November 1991 to January 1995.
     MARK C. ROGERS, M.D., age 53, has been a director of the Company since January 1995. He was recently appointed Senior Vice President, Corporate Development and Chief Technology Officer of Perkin Elmer. From 1992 until assuming his present position, Dr. Rogers served as the Vice Chancellor for Health Affairs, Duke University Medical Center, and Executive Director and Chief Executive Officer, Duke University Hospital and Health Network. From 1990 until 1992, he was Associate Dean for Clinical Affairs at the Johns Hopkins University School of Medicine and, from 1980 until 1992, also served as Professor and Chairman of the Department of Anesthesiology and Critical Care Medicine at the Johns Hopkins University School of Medicine.
DIRECTORS WHOSE TERM WILL EXPIRE AT THE 1997 ANNUAL MEETING.
     W. GRANT GREGORY, age 55, has been a director of the Company since December 1994. He has served as Chairman of Gregory & Hoenemeyer, Inc., merchant bankers, since 1988. Mr. Gregory retired as Chairman of the Board of Touche Ross, Inc. in 1987. He is a director of AMBAC, AIC and InaCom Corp.
     PHILLIP B. LASSITER, age 52, has been a director of the Company since October 1992. He has served as Chairman and Chief Executive Officer of AMBAC and AIC since April 1991, and as President since August 1992. From 1969 to July
1991, Mr. Lassiter served in various capacities with Citibank, N.A., including Deputy Section Head for North American investment, corporate banking and institutional insurance activities. He is a director of Diebold Inc.
     CARL J. SCHRAMM, PH.D., age 49, has served as a director of the Company since January 1995. He is presently serving as President of Greenspring
Advisors, Inc., which provides strategic, financial and other advice to businesses. From January 1993 to May 1995, Dr. Schramm served as Executive Vice President of Fortis, Inc., and from May 1987 to December 1992, served as president of the Health Insurance Association of America. He was Director of the Johns Hopkins Center for Hospital Finance and Management from January 1980 to
May 1987. Dr. Schramm co-founded the Company in 1985, and served as an officer and director of the Company until 1988.
BOARD COMMITTEES AND MEETINGS
     The Board of Directors has an Audit Committee consisting of Messrs.
Gregory, Berman and Lassiter, and a Compensation Committee consisting of Messrs. Dulude and Gregory and Drs. Rogers and Schramm. The Board of Directors does not have a nominating committee, or a committee performing similar functions.
     The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by the Company's independent public accountants. Its duties include recommending the selection of independent accountants, reviewing the scope and results of their audits, and reviewing the organization and scope of the Company's internal system of accounting and financial controls. The Audit Committee met twice during 1995.
     The Compensation Committee is responsible for the overall administration of the Company's compensation policies and practices, including the recommendation of compensation for officers and employees of the Company and for matters relating to compensation plans and arrangements. In addition, the Compensation Committee approves awards under and administers the Company's 1994 Stock and Incentive Plan. The Compensation Committee met twice during 1995.
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     The Board of Directors met eight times during 1995. No director, other than
Mr. Berman, has attended fewer than 75% of the total number of meetings of the Board and of the Committees of which he was a member during 1995.
DIRECTOR COMPENSATION
     DIRECTORS' FEES. The Company pays its directors who are not officers or employees of the Company or its affiliates, an annual retainer of $12,000, fees of $1,000 for each Board meeting attended and $500 for each committee meeting attended, and an annual fee of $1,500 for service as a Board committee chair.
     Under the Company's Deferred Compensation Plan for Outside Directors (the "Deferred Compensation Plan"), non-employee directors may elect to defer all or part of their director compensation (including both annual fees and meeting fees) that is paid in cash. Deferrals will be credited to a bookkeeping account maintained on the director's behalf as a cash credit, which periodically will be credited with interest at the 90-day commercial paper rate as quoted by the Federal Reserve Bank. The Deferred Compensation Plan is unfunded. Settlement of accounts will be made only in cash.
     DIRECTORS OPTION PLAN. Under the 1995 Non-Employee Directors Stock Option Plan, each director who is not an officer or employee of the Company or its affiliates is eligible to receive stock options. See "Proposal 4. Amendments to 1995 Non-Employee Directors Stock Option Plan."
PROPOSAL 2. AMENDMENT TO THE ARTICLES OF INCORPORATION
     On February 7, 1996, the Board of Directors approved, subject to stockholder approval, an amendment to the Articles of Incorporation of the Company increasing the number of authorized shares of Common Stock of the
Company from 15,000,000 shares to 50,000,000 shares. A copy of the proposed amendment as adopted by the Board of Directors appears as Appendix A to this Proxy Statement.
     Of the 15,000,000 shares of Common Stock currently authorized to be issued, 9,274,387 shares were outstanding, and 1,002,873 shares were reserved for issuance under stock option plans, for total outstanding and reserved shares of 10,277,260, all as of May 31, 1996. The Board of Directors believes that the amount of authorized but unreserved and unissued shares of Common Stock is not sufficient to provide for the potential needs of the Company. The Company has no present commitments with respect to the issuance or reservation for issuance of the proposed additional authorized shares of Common Stock. However, such shares can be issued by the Board of Directors from time to time without further stockholder action for proper corporate purposes, including certain acquisitions, stock splits or dividends, or existing or new employee stock option or other benefit plans, and the Board of Directors believes it is desirable to have such additional shares available if the need should arise.
     In addition to its product development efforts, the Company seeks to continue the expansion of its business through the acquisition of other companies, product lines and data resources. The Company will consider the use of Common Stock as consideration in appropriate circumstances. The Company is regularly in discussions regarding potential acquisitions, although it does not as of the date of this Proxy Statement have any commitments or plans to issue Common Stock as part of an acquisition (i) which would result in the number of outstanding and reserved shares exceeding the number of currently authorized shares, or (ii) which would not otherwise require stockholder approval.
     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED
PROXY, IF PROPERLY EXECUTED AND RETURNED, WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.
PROPOSAL 3. AMENDMENTS TO 1994 STOCK AND INCENTIVE PLAN
     The Board of Directors has approved amendments to the 1994 Stock and Incentive Plan (the "Stock Option Plan"), subject to stockholder approval, to
(i) increase the number of shares of Common Stock available for awards from 450,000 to 1,350,000 and (ii) limit the number of shares which may be the subject of an award to any participant in any one fiscal year to 250,000.
     The following is a summary of the Stock Option Plan as currently in effect. A copy of the text of the Plan may be obtained by writing to the Secretary, HCIA Inc., 300 East Lombard Street, Baltimore, Maryland 21202.
GENERAL. The Stock Option Plan was approved by the Board of Directors on
December 22, 1994 and thereafter by the stockholders. The Stock Option Plan provides for the grant or award of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units and other performance awards, which may or may not be denominated in shares of
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Common Stock or other securities (collectively, the "Awards"), provided that
Awards under the Stock Option Plan may not exceed 450,000 shares of Common
Stock. Stock options granted under the Stock Option Plan may be either incentive stock options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. The purpose of the
Stock Option Plan is to attract and retain outstanding employees through the incentives of stock ownership and monetary payments. Regular full-time employees of the Company, including officers but excluding directors who are not officers, are eligible to receive Awards under the Stock Option Plan.
     The Stock Option Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Stock Option Plan, the Compensation Committee has the authority to designate participants, determine the types of Awards to be granted, the number of shares to be covered by each Award, the time at which each Award is exercisable or may be settled, the method of payment and any other conditions of the Awards. All Awards shall be evidenced by an Award agreement between the Company and the participant.
     While the Compensation Committee determines the prices at which options and other Awards may be exercised under the Stock Option Plan, the exercise price of an option shall be at least 100% of the fair market value (as determined under the terms of the Stock Option Plan) of a share of Common Stock on the date of grant. As of May 31, 1996, the last sales price of the Company's Common Stock as reported on the Nasdaq Stock Market was $64.75. As of May 31, 1996, options to purchase an aggregate of 225,767 shares have been granted, and have either been exercised or continue to be outstanding, under the Stock Option Plan. No Awards may be made under the Stock Option Plan after December 31, 2004.
FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of the U.S. federal income tax consequences of Awards made under the Stock Option Plan.
     STOCK OPTIONS. A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income, subject to income tax withholding, upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant generally will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO during employment with the Company or within three months after termination of such employment. If the shares acquired by exercise of an ISO are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any corresponding deduction. If, however, such shares are disposed of within the above-described period, then, in the year of such disposition, the participant will recognize compensation taxable as ordinary income equal to the lesser of (i) the amount realized upon such disposition or
(ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code (described below) applies.
     SARS. A participant generally will not recognize any taxable income upon the grant of SARs. A participant will recognize compensation taxable as ordinary income, subject to income tax withholding, upon exercise of an SAR equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.
     RESTRICTED STOCK. A participant will not recognize taxable income at the time of the grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent the limit of Section 162(m) of the Code applies. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restriction lapses, will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.
     SECTION 162(M) OF THE CODE. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers. However, certain types of compensation, including qualified "performance-based compensation," paid to such executives are not subject to the $1 million deduction limit. In accordance with proposed Treasury regulations issued under
Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for
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which options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the option is granted by a compensation committee comprised solely of "outside directors;" and (iv) either the exercise price of the option is no less than the fair market value of the stock on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established by the Compensation Committee while the outcome is substantially uncertain.
AMENDMENTS. The Board of Directors may amend the Stock Option Plan in any respect; provided, however, that the amendment shall be conditioned upon stockholder approval if (i) required under applicable law or (ii) necessary to maintain the continued qualification of the Plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934.
ESTIMATE OF BENEFITS. The nature or amount of any Awards that may be made in the future is not currently determinable. Information regarding stock options awarded to the executive officers of the Company is set forth in "Executive Compensation and Other Information -- Option Grants." In addition, during 1995, options to purchase 174,933 shares of Common Stock were awarded to all employees of the Company, including officers who are not executive officers.
     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED
PROXY, IF PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED FOR THE PROPOSED AMENDMENTS TO THE STOCK OPTION PLAN.
PROPOSAL 4. AMENDMENTS TO 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
     The Board of Directors has approved amendments to the 1995 Non-Employee Directors Stock Option Plan (the "Directors Option Plan"), subject to stockholder approval, to (i) increase the number of shares available for grants under the Directors Option Plan from 100,000 to 200,000, (ii) increase the initial award for a newly elected or appointed outside director from 4,500 shares to 5,000 shares, and (iii) increase the annual option award for each outside director from 1,500 shares to 5,000 shares.
     The following is a summary of the Directors Option Plan as currently in effect. A copy of the text of the Plan may be obtained by writing to the Secretary, HCIA Inc., 300 East Lombard Street, Baltimore, Maryland 21202. GENERAL. Under the 1995 Non-Employee Directors Stock Option Plan (the "Directors Option Plan"), each director who is not an officer or employee of the Company or its affiliates (an "outside director") was granted, in connection with the Company's initial public offering, an option to purchase 4,500 shares of Common Stock at an exercise price of $14.00 per share. Each subsequently appointed or elected outside director is also granted an option to purchase 4,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, each current outside director, and each person who is subsequently elected as an outside director, is to be granted an option at each annual meeting of stockholders to purchase 1,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. All options granted under the Directors Option Plan are non-qualified options. A total of 100,000 shares of Common Stock are available for awards under the Plan. As of May 31, 1996, options to purchase a total of 27,000 shares have been granted, and are currently outstanding, under the Directors Option Plan. No options under the Directors Option Plan may be granted after February 22, 2005.
     Options issued in connection with the Company's initial public offering vest in two equal installments on the first and second anniversaries of the date of grant. Initial awards of options made to subsequent outside directors at an annual meeting of stockholders shall vest in two equal installments at each of the first and second annual meetings of stockholders held following the date of award. Annual awards of options shall vest as of the first annual meeting of stockholders held following the date of the award; provided, however, with respect to each of the foregoing, that the outside director continues in service as a member of the Board until the relevant vesting date.
FEDERAL INCOME TAX CONSEQUENCES. The federal income tax consequences of options granted under the Directors Option Plan are the same as those for non-qualified stock options granted under the Stock Option Plan. See "Proposal 4. Amendments to 1994 Stock and Incentive Plan -- Federal Income Tax Consequences -- Stock Options."
AMENDMENTS. The Board of Directors may amend the Directors Option Plan in any respect; provided, however, that the amendment shall be conditioned upon stockholder approval if (i) required under applicable law or (ii) necessary to maintain the continued qualification of the Plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934.
ESTIMATE OF BENEFITS. Future awards of options under the Directors Option Plan will be made in accordance with the formula provisions of the Plan. In 1995, each of the then five outside directors was granted an option to purchase 4,500 shares of Common Stock.
     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED
PROXY, IF PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED FOR THE PROPOSED AMENDMENTS TO THE DIRECTORS OPTION PLAN.
                                       6

PROPOSAL 5. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
     The Board of Directors has selected the firm of KPMG Peat Marwick LLP to serve as independent public accountants for the year ending December 31, 1996, subject to the ratification of such appointment by the stockholders. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF PROPERLY EXECUTED AND RETURNED, WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1996.
         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
     The following table sets forth as of May 31, 1996, certain information with respect to the beneficial ownership of the Common Stock by: (i) each of the executive officers of the Company; (ii) each of the directors of the Company and nominees for directors; (iii) all directors and executive officers of the Company as a group; and (iv) each person known to the Company who beneficially owns 5% or more of the outstanding shares of Common Stock. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, except as noted below:

                                                                                                                   SHARES
                                                                                                                BENEFICIALLY
                                                                                                                  OWNED(1)
NAME                                                                                                          NUMBER    PERCENT
George D. Pillari(2)......................................................................................    386,600      4.1%
Richard Dulude(3).........................................................................................      3,250        *
Richard A. Berman(3)......................................................................................         --       --
W. Grant Gregory(3)(4)....................................................................................     12,250        *
Phillip B. Lassiter.......................................................................................      2,000        *
Mark C. Rogers, M.D.(3)...................................................................................      2,250        *
Carl J. Schramm, Ph.D.(3).................................................................................      3,650        *
Sachi J. Morishige(5).....................................................................................     48,694        *
Jean Chenoweth(5).........................................................................................     12,110        *
Barry C. Offutt(5)........................................................................................     13,165        *
FMR Corp.(6)..............................................................................................    981,100     10.6
Essex Investment Management Company(7)....................................................................    607,785      6.6
All directors and executive officers as a group (10 persons)(8)...........................................    483,969      5.1%

* Less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
(2) Includes (i) 226,150 shares as to which Mr. Pillari shares beneficial ownership with his wife, (ii) 450 shares held as custodian for minor children, and (iii) a currently exercisable option to acquire 160,000 shares of Common Stock.
(3) Includes 2,250 shares subject to options under the Directors Option Plan.
(4) Includes 4,000 shares owned through a partnership of which Mr. Gregory is a partner.
(5) Includes 44,444, 10,110 and 13,165 shares subject to options held by Sachi
    J. Morishige, Jean Chenoweth and Barry C. Offutt, respectfully.
(6) Based on a Schedule 13G filed by the listed entity on behalf of itself and certain affiliates. According to the Schedule 13G, there is sole dispositive power with respect to all shares and neither sole nor shared voting power with respect to any such shares. The address of FMR Corp. is 85 Devonshire Street, Boston, Massachusetts 02109.
(7) Based on a Schedule 13G filed by the listed entity. According to the
    Schedule 13G, there is sole dispositive power as to all such shares and sole voting power as to 426,905 shares. The address of Essex Investment Management Company is 125 High Street, Boston, Massachusetts 02110.
(8) Includes 236,719 shares subject to options held by all directors and executive officers as a group.
                                       7

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION
     The following table sets forth certain information regarding the Company's Chief Executive Officer and each of the other four most highly compensated executive officers during 1994 and 1995 (the "Named Executive Officers").
                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                                                                                   SECURITIES
                                                                                                   UNDERLYING
                                                              FISCAL     ANNUAL COMPENSATION      OPTIONS/SARS          OTHER
NAME AND TITLE                                                 YEAR     SALARY($)  BONUS($)(1)       (#)(2)       COMPENSATION($)(3)
George D. Pillari                                              1995      264,175     132,500         160,000             3,221
  Chairman, President and Chief Executive Officer..........    1994      241,275          --         (4)                 4,860
Sachi J. Morishige                                             1995      136,659      60,964          15,001             2,896
  Senior Vice President and Chief Operating Officer........    1994      124,378      75,000          49,999             2,820
Jean Chenoweth                                                 1995      134,586      44,263          12,501             2,896
  Senior Vice President -- Industry Relations..............    1994      125,421      22,541          20,833             3,000
Barry C. Offutt                                                1995      134,167      37,492          12,501             2,904
  Senior Vice President and Chief Financial Officer........    1994      114,378      15,000          31,666             2,506
David Rollo, M.D., Ph.D.
  Senior Vice President -- Medical Affairs (5).............    1995      106,250      34,836           5,000             1,690

(1) The amounts shown in this column include bonuses accrued under the Company's management incentive program during 1994 and 1995. Of the bonus paid to Ms. Morishige in 1994, $50,000 represents a portion of a bonus awarded in 1992 and paid in 1994.
(2) See " -- Option Grants," and " -- Option Exercises and Year-End Values" for disclosure regarding outstanding stock options.
(3) Consists of matching contributions under the Company's Savings Incentive Plan for all Named Executive Officers and life insurance premium payments in 1994 of $1,860 on insurance policies maintained by the Company for the benefit of Mr. Pillari's family trust.
(4) During 1994, Mr. Pillari received an option to purchase 172,182 shares of Common Stock, which was canceled in February 1995.
(5) Dr. Rollo joined the Company in May 1995, and resigned from his position in May 1996.
OPTION GRANTS
     Options granted to the Named Executive Officers during 1995 are set forth in the following table. For disclosure regarding the terms of stock options, see " -- Stock Options." No stock appreciation rights ("SARs") were granted during 1995.

                                                        OPTION GRANTS IN
                                                        LAST FISCAL YEAR
                                                       INDIVIDUAL GRANTS                                    POTENTIAL REALIZABLE
                                 NUMBER OF        PERCENT OF                                                  VALUE AT ASSUMED
                                  SHARES         TOTAL OPTIONS                                             ANNUAL RATES OF STOCK
                                UNDERLYING        GRANTED TO         EXERCISE                              PRICE APPRECIATION FOR
                                  OPTIONS        EMPLOYEES IN         PRICE             EXPIRATION             OPTION TERM(2)
NAME                           GRANTED(#)(1)         1995          ($/SHARE)(1)            DATE             5%($)        10%($)
George D. Pillari...........      160,000             48.5             14.00          February 22, 2000     618,871     1,367,542
Sachi J. Morishige..........       15,001              4.5             26.25         September 24, 2005     247,644       627,578
Jean Chenoweth..............       12,501              3.8             26.25         September 24, 2005     206,373       522,989
Barry C. Offutt.............       12,501              3.8             26.25         September 24, 2005     206,373       522,989
David Rollo, M.D., Ph.D.....        5,000              1.5             26.25         September 24, 2005      82,542       209,179

(1) The exercise price of each option was equal to the fair market value of the underlying Common Stock on the date of the grant, as determined by the Board of Directors or the Compensation Committee. The option granted to Mr. Pillari was fully vested on the date of the grant. The remaining options vest annually over a four year period.
(2) Future value of current-year grants assuming appreciation of 5% and 10% per year over the applicable option term. The actual value realized may be greater than or less than the potential realizable values set forth in the table.
                                       8

OPTION EXERCISES AND YEAR-END VALUES
     The following table sets forth certain information regarding options exercised by certain of the Named Executive Officers during 1995 and the fiscal year-end value of unexercised options. There were no SARs outstanding during 1995.

                                                                           AGGREGATED FISCAL YEAR-END OPTION VALUES
                                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-THE-
                                  SHARES                           UNDERLYING UNEXERCISED         MONEY OPTIONS AT FISCAL YEAR-
                                ACQUIRED ON        VALUE        OPTIONS AT FISCAL YEAR-END(#)               END($)(1)
NAME                            EXERCISE(#)     REALIZED($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
George D. Pillari............         --               --         160,000               --          5,240,000              --
Sachi J. Morishige...........         --               --          11,111          103,889            402,774       3,754,711
Jean Chenoweth...............         --               --           4,777           32,723            173,166       1,008,066
Barry C. Offutt..............      2,000           48,000           4,666           45,834            169,143       1,502,091
David Rollo, M.D., Ph.D......         --               --              --            5,000                 --         102,500

(1) Calculated based on the closing price of the Common Stock on December 29, 1995 of $46.75 per share, less the exercise price.
EMPLOYMENT AGREEMENT
     Effective as of January 1, 1995, the Company entered into an employment agreement with Mr. Pillari pursuant to which the Company continued his employment as Chairman of the Board, President and Chief Executive Officer. Pursuant to the employment agreement, Mr. Pillari receives an annual base salary of $265,000 and is entitled to participate in bonus arrangement under which he is eligible to earn an annual bonus based on the Company's achieving certain performance goals to be established by the Board of Directors. The employment agreement has an initial term of two years, and unless the Board of Directors notifies Mr. Pillari otherwise, the term of the agreement automatically renews daily for succeeding two year periods.
     The employment agreement provides that in the event of the termination of Mr. Pillari's employment for certain reasons, including certain terminations resulting from a change in control of the Company (as defined in the employment agreement), Mr. Pillari would be entitled to receive for the remainder of the employment term contemplated in the agreement, compensation at an annualized rate equal to the sum of his base annual salary and target bonus at the time of termination (such sum being not less than 140% of such base annual salary). In addition, he would continue to participate in all Company benefit plans until the earlier of two years from the date of termination or such time as he is covered by a comparable plan of a subsequent employer. Mr. Pillari is also subject to certain restrictions under the agreement prohibiting him from competing with the Company or any of its subsidiaries and from divulging any confidential proprietary information obtained by him while in the employ of the Company and for a period of time thereafter.
MANAGEMENT RETENTION AGREEMENTS
     The Company has entered into a management retention agreement with each of its officers (other than Mr. Pillari). These agreements provide for payments and other benefits if there is a change in control (as defined in the agreement) of the Company and, within two years of such change in control, the officer's employment is terminated by the Company or its successor other than for cause (as defined in the agreement), or the officer resigns for good reason (as defined in the agreement). Under each agreement, the officer would receive, following termination of employment under such circumstances, cash payments equal to two times the sum of (i) the officer's highest annual rate of base salary, and (ii) the product of the officer's highest bonus percentage (as a percentage of base salary) times his highest base salary (such sum being the "Reference Amount"). The officer may elect to receive payment of one times the Reference Amount either in a lump sum or in the form of periodic payments following his termination of employment. Amounts in excess of one times the Reference Amount will be made in the form of periodic payments, and will be subject to reduction, on a dollar-for-dollar basis, by any compensation the officer earns from a subsequent employer unrelated to the Company.
     In addition to the payments described above, the officer would be fully vested in all stock options and other Awards under the Stock Option Plan upon a change in control and receive following termination of employment a lump-sum payment equal to the amount that the Company would have contributed for the officer's account under the Company's Savings Incentive Plan during the two years following termination of employment. The officer and his family will remain eligible to participate in the Company's medical and other welfare benefits programs for two years from the officer's termination of employment (except that coverage will end to the extent the officer begins coverage under the plans of a subsequent employer).
                                       9

SAVINGS INCENTIVE PLAN
     The Company maintains the Savings Incentive Plan, a profit sharing plan qualified under Section 401(a) of the Internal Revenue Code of 1986. All employees of the Company who have completed one year of service are eligible to participate in the Savings Incentive Plan. Subject to certain limitations on individual contributions and allocations and Company deductions, the Savings Incentive Plan allows participants to defer up to 15% of their pay on a pre-tax basis and up to 10% of their pay on an after-tax basis. The Company also makes matching contributions equal to 50% of the amount a participant defers, up to 6% of the participant's pay. The Savings Incentive Plan also provides for discretionary contributions by the Company. All participants are fully vested in all of their accounts in the Savings Incentive Plan. The Company's contributions to the Savings Incentive Plan during 1994 and 1995 were approximately $167,000 and $194,000, respectively.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The Board of Directors of the Company has a Compensation Committee consisting of Messrs. Dulude, Gregory, Rogers and Schramm. Except for Mr. Pillari, the Company's Chairman of the Board, President and Chief Executive Officer, no officer or employee of the Company has participated in deliberations of the Board of Directors concerning executive officer compensation. Mr. Pillari has entered into certain agreements with the Company, AMBAC and AIC which are discussed under "Certain Transactions."
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee is responsible for developing and administering the compensation program for the executive officers of the Company. The Committee's compensation recommendations with respect to salaries and bonuses are then approved by the entire Board of Directors. The Compensation Committee's executive compensation policies are designed to offer competitive compensation opportunities for all executives based on personal performance and achievement, as well as overall corporate performance. The Committee's philosophy is to establish an executive's total compensation at a level that competes favorably with overall pay levels at companies comparable in size and business operations to the Company. The Committee recognizes the outstanding efforts of the executive officers during 1995, including those of Mr. Pillari, Chairman of the Board, President and Chief Executive Officer, who has been instrumental to the Company's business success and to the success of the Company's initial public offering in February 1995. The Committee also bases its decisions on overall corporate results, which supports the Company's objective of creating stockholder value by encouraging and rewarding superior efforts by the Company's employees. This is primarily accomplished through the Company's incentive compensation program, which provides quarterly bonuses to executive officers based on meeting objective financial and other goals.
     The Compensation Committee also is of the view that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and approves the grant of stock options to executive officers whose performance has had a significant effect on the success of the Company.
     Compensation paid to the Company's executive officers generally consists of the following elements: base salary, bonuses and the grant of stock options. Mr. Pillari's base compensation and bonus arrangements are determined under his employment agreement with the Company. The compensation of the other executive officers of the Company is determined by consideration of each officer's initiative and contribution to overall corporate performance and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual executive's level of responsibility are important elements of the Company's executive compensation philosophy.
     Executive officers are also eligible to receive a quarterly bonus of a percentage of the executives' base salary upon achievement of specific Company-wide profit margin and sales growth targets and the accomplishment of strategic goals established under the Company's incentive compensation plan. Executive officers other than Mr. Pillari are eligible to receive an increase of up to 50% of their base compensation for each quarter. For the year that an executive officer enters the program, the increase is in the form of an increase in the percentage of their base compensation that is eligible under the program (the "incentive compensation percentage"). In subsequent years, the increase is allocated between an increase in base salary and a further increase in the incentive compensation percentage. Any increase in the incentive compensation percentage is carried forward each quarter until the percentage reaches the maximum of 50%, after which any increase is allocated to base salary. During 1995, the executive officers received bonuses under the incentive compensation plan ranging from 28% to 46% of annual salary.
                                       10

     The Company has adopted the Stock Option Plan to provide officers and employees with stock options and other stock-based compensation. The number and terms of awards under the Stock Option Plan are determined by the Committee. The awards made to the Named Executive Officers during 1995 were deemed by the Committee to be appropriate in light of the executives' performance during the year, the achievement of the Company's goals under the incentive compensation program and the successful completion of the Company's public offerings during 1995. The options awarded to the individual executive officers were also related to their relative salaries, and, in Dr. Rollo's case, the fact that he joined the Company in May 1995. The Committee intends to continue to recommend stock-based compensation awards as a significant part of the Company's overall compensation program.
     The Company has certain broad-based employee benefit plans in which all employees, including the Named Executives Officers, are permitted to participate on the same terms and limitations on amounts that may be contributed. In 1995, the Company also made matching contributions to the Savings Incentive Plan for those participants.
MR. PILLARI'S 1995 COMPENSATION
     Mr. Pillari's compensation is determined principally by the terms of his employment agreement, which was approved by the Compensation Committee and the Board of Directors effective January 1, 1995. The employment agreement provides for a base salary of $265,000 per year, subject to increase, but not decrease, and an annual bonus. The Compensation Committee has established Mr. Pillari's base salary at a level it believes is necessary to retain Mr. Pillari in his executive position with the Company and is comparable with the base salaries of chief executive officers of comparable companies. The Compensation Committee believes that Mr. Pillari's services have been and will continue to be critical to the Company's success. Mr. Pillari's bonus of $132,500 was determined under the terms of his employment agreement, which provides for a target bonus of up to 40% of annual base salary in the event that certain annually designated performance goals are met. Mr. Pillari's 1995 bonus exceeded the 40% target bonus because the Company exceeded the performance goals designated by the Committee for 1995. Mr. Pillari was also granted, in January 1995, an option to purchase 160,000 shares of the Company's Common Stock at the initial public offering price of $14.00 per share. This option was designed to replace an option for 172,182 shares, which was granted in September 1994 to compensate Mr. Pillari for the waiver of certain preemptive rights to purchase Common Stock. Accordingly, the Committee does not consider the option to represent compensation to Mr. Pillari for his efforts during 1995.
                             COMPENSATION COMMITTEE
Richard Dulude   W. Grant Gregory   Mark C. Rogers, M.D.  Carl J. Schramm, Ph.D.
                                       11

                       PERFORMANCE MEASUREMENT COMPARISON
     The chart set forth below shows the value of an investment of $100.00 on February 22, 1995 (the day trading of the Company's Common Stock commenced on the Nasdaq National Market) in each of the Company's Common Stock, the Nasdaq Stock Market and the Nasdaq Computer and Data Processing index for the period February 22, 1995 to December 31, 1995. All values assume reinvestment of the pre-tax value of dividends.


                COMPARISON OF 10 MONTH CUMULATIVE TOTAL RETURN*
              AMONG HCIA INC., THE NASDAQ STOCK MARKET -- US INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

               [GRAPH APPEARS HERE--PLOT POINTS ARE LISTED BELOW]



                                          NASDAQ
                                          STOCK           NASDAQ
                            HCIA          MARKET        COMPUTER &
                            INC.            US        DATA PROCESSING

             2/22/95        100            100              100
                3/95        175            104              108
                6/95        223            119              128
                9/95        184            133              140
               12/95        334            135              147

             * $100 INVESTED ON 02/22/95 IN STOCK OR INDEX - INCLUDING
               REINVESTMENT OF DIVIDENDS.
               FISCAL YEAR ENDING DECEMBER 31.



                              CERTAIN TRANSACTIONS
STOCKHOLDERS AGREEMENT
     In February 1995, AMBAC and AIC entered into a stockholders agreement with the Company whereby AMBAC and AIC agreed that for so long as they beneficially own 50% or more of the outstanding voting securities of the Company, they would vote their shares of Common Stock to elect two directors who are not directors, officers or employees of AMBAC, AIC or their respective affiliates or officers or employees of the Company. The agreement also provided that all transactions between the Company, AMBAC and AIC would be on terms at least as favorable to the Company as the Company could obtain from non-affiliated parties, and that as long as AMBAC owned 30% or more of the Common Stock, it would use commercially reasonable efforts to continue to purchase business insurance for the Company on substantially the same basis
                                       12
as historically provided by AMBAC. After completion of the August 1995 public offering, the Company obtained such business insurance for its own account. AMBAC also agreed not to compete with the Company until the earlier to occur of:
(i) five years from the date of the stockholders agreement; (ii) such time as AMBAC and its affiliates no longer beneficially own 30% or more of the voting power of the outstanding voting stock of the Company; or (iii) certain events relating to the acquisition of Common Stock of the Company. The stockholders agreement terminated in May 1996 as a result of AMBAC's sale of all of its Common Stock in the Company.
SETTLEMENT AGREEMENT
     In October 1992, the Company, AMBAC and Mr. Pillari entered into an agreement relating to the earnout portion of AMBAC's purchase of the Company (the "Settlement Agreement"). Pursuant to the Settlement Agreement, AMBAC made cash payments to Mr. Pillari aggregating $861,000 and caused the Company to issue 225,000 shares of the Company's Class B Common Stock (the "Restricted Shares") to Mr. Pillari. The Restricted Shares were converted into Common Stock in connection with the Company's initial public offering. In addition, certain restrictions applicable to the Restricted Shares were terminated, and Mr. Pillari was granted certain registration rights. See " -- Registration Rights." TAX MATTERS
     Prior to completion of the Company's initial public offering, the Company was included in AMBAC's consolidated federal income tax return for the period commencing July 18, 1991 and for each taxable year thereafter. Under a Tax Sharing Agreement with AMBAC, the Company's share of federal income tax expense or benefit for taxable years ending after that date, as well as its share of any state, local or franchise tax expense reported on a consolidated or unified basis with AMBAC after July 18, 1991, was calculated as if the Company had filed its own tax return for such periods. The Tax Sharing Agreement provides that the Company shall pay its share of tax as so calculated to AMBAC; AMBAC, in turn, is responsible for payment of the tax due to the applicable taxing authority for the entire consolidated or unified group, including the Company.
     HCIA is no longer included on a consolidated or unified basis for tax purposes with AMBAC. The Company's liability under the Tax Sharing Agreement is limited to tax adjustments relating to its business for the period commencing July 18, 1991 and ending on March 2, 1995.
     The Company is also party to a Tax Settlement Agreement among Citicorp and its subsidiaries and AMBAC and its subsidiaries, pursuant to which Citicorp has agreed to pay any federal tax due for the period during which the Company was a member of Citicorp's consolidated federal income tax group. If AMBAC and its subsidiaries, including the Company, fail to cooperate in any federal income tax audits relating to such period, they will be liable for any tax liability or loss of a tax refund or tax benefit, including interest, penalties and other expenses, caused by the failure to cooperate.
OTHER AGREEMENTS AND TRANSACTIONS WITH AMBAC
     In January 1993 and 1994, the Company executed credit agreements with AMBAC. The credit agreement entered into in January 1994 replaced the prior agreement and extended a revolving line of credit of $2.5 million (subject to certain borrowing base limitations) at a rate based upon the prime rate of Citibank, N.A. in New York, New York. The Company was also required to pay AMBAC a commitment fee on the average daily unused portion of the line of credit at a rate of .25% per annum. The Company utilized approximately $1.9 million of the proceeds from its initial public offering to repay the outstanding borrowings under the credit agreement. The credit agreement was terminated in May 1995.
     Until August 1995, the Company maintained its business insurance, including property, general liability, automobile, workers' compensation and fidelity and fiduciary coverage (including officers' and directors' liability insurance) through AMBAC, which purchased insurance coverage for the Company. The Company was charged its pro rata share of premiums, which were believed to be at least as favorable to the Company as those that the Company could obtain from an unaffiliated party. The amounts of premiums paid to AMBAC by the Company were $89,993, $72,100 and $89,000 for policy years 1993, 1994 and 1995, respectively.
The insurance coverage for policy year 1995 includes coverage for HCIA Software Systems, Inc. ("HSS").
     AIC purchases information services from the Company. Such purchases totaled $262,000, $288,000 and $250,000 during 1993, 1994 and 1995, respectively. All such purchases were on terms similar to those provided to non-affiliated parties.
                                       13

HSS DIVESTITURE
     In March 1994, the Company, pursuant to an asset purchase agreement, sold certain of its software product lines to HSS for a purchase price of approximately $1.7 million. Robert Leary, a former Vice President of the Company who resigned in August 1994, is a principal stockholder and employee of HSS. The entire purchase price was to be paid pursuant to the terms and conditions of a promissory note. In addition, the Company acquired 49% of the outstanding common stock of HSS. In December 1995, HSS repaid all outstanding amounts due under the promissory note and redeemed all of the shares of HSS common stock held by the Company for a purchase price equal to the aggregate amount paid by the Company for the shares, plus interest.
REGISTRATION RIGHTS
     The Company has granted to Mr. Pillari certain rights, with respect to the registration under the Securities Act of 1933, of the Restricted Shares and the shares issuable pursuant to Mr. Pillari's option to purchase 160,000 shares. In the event the Company proposes to register any of its securities under the Securities Act for its own account or for the account of any of its stockholders, subject to certain exceptions, Mr. Pillari shall be entitled to include his shares in such registration. Registration of Mr. Pillari's shares is subject, in an underwritten offering, to the right of the managing underwriter to exclude for marketing reasons some or all of the shares from such registration. All fees, costs and expenses incurred with any such registration, except for underwriting discounts and selling concessions, will be borne by the Company.
                             ADDITIONAL INFORMATION
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and provide the Company with copies of such reports.
     During 1995, Carl J. Schramm, a director of the Company, and Brian C. Buchanan, an officer of the Company, each failed to timely file a report required by Section 16(a) with respect to one transaction in the Company's Common Stock.
STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING
     Any stockholder proposal intended for inclusion in the proxy material for the 1997 Annual Meeting of Stockholders must be received in writing by the Company, at the address set forth on the first page of this Proxy Statement, on or before February 23, 1997. Any such proposal will be subject to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.
OTHER MATTERS
     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.
     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON RECEIVING THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1995. WRITTEN REQUESTS FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO HCIA INC., 300 EAST LOMBARD STREET, BALTIMORE, MARYLAND 21202, ATTENTION: CHARLES A. BERARDESCO, SECRETARY.

                                         By Order of the Board of Directors.

                                         /s/ Charles A. Berardesco
                                         Charles A. Berardesco
                                         Secretary
June 24, 1996
                                       14

                                                                      APPENDIX A
              PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION
           INCREASING THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
     Set forth below is the existing text of Article Fourth of the Articles of Incorporation, which would be stricken in its entirety and replaced by the proposed amendment:
     "FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is Fifteen Million Five Hundred Thousand (15,500,000) shares, of which Fifteen Million (15,000,000) shares shall be common stock, par value $.01, and Five Hundred Thousand (500,000) shares shall be preferred stock, par value $.01 per share. The aggregate par value of all shares of all classes of stock having par value is One Hundred Fifty-Five Thousand Dollars ($155,000)."

     Set forth below is the text of the proposed amendment of Article Fourth of the Articles of Incorporation:

     "FOURTH: The total number of shares of all classes of stock which the Company has authority to issue is Fifty Million Five Hundred Thousand (50,500,000) shares, of which Fifty Million (50,000,000) shares shall be common stock, par value $.01, and Five Hundred Thousand (500,000) shares shall be preferred stock, par value $.01 per share. The aggregate par value of all shares of all classes of stock having a par value is Five Hundred Five Thousand Dollars ($505,000)."

                                   HCIA INC.
                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 7, 1996
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints BARRY C. OFFUTT and CHARLES A. BERARDESCO, and each of them, with full power of substitution as to each, as proxy, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of HCIA Inc. to be held at 11:00 a.m., Baltimore time, on August 7, 1996, and at any adjournments thereof:
1. Election of Directors

  FOR the election of all nominees listed                 WITHHOLD AUTHORITY
  (except as marked to the contrary below) [ ]            to vote for all nominees listed below [ ]

    George D. Pillari    Richard Dulude    Richard A. Berman   Mark C. Rogers
(TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                              THE NOMINEE'S NAME).
2. The approval of an amendment of the Articles of Incorporation increasing the authorized shares of Common Stock to 50,000,000 shares.
                     FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
3. The approval of amendments to the 1994 Stock and Incentive Plan.
                     FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
4. The approval of amendments to the 1995 Non-Employee Directors Stock Option Plan.
                     FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
5. The ratification of the appointment of KPMG Peat Marwick LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 1996.
                     FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                         (CONTINUED FROM REVERSE SIDE)
6. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.
THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON SIGNING IT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES INDICATED AND FOR THE OTHER PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
Receipt of notice of the meeting and proxy statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.
                                             (Please sign exactly as your name
                                             appears hereon. Executors,
                                             administrators, guardians, officers
                                             signing for corporations, trustees
                                             and attorneys should give full
                                             title. For joint owners, both
                                             owners should sign.)
                                             Dated: ________________, 1996
                                             _____________________________(SEAL)
                                             _____________________________(SEAL)
                                             Please sign, date and promptly
                                             return this proxy in the enclosed
                                             envelope. No postage is required if
                                             mailed in the United States.

                                    HCIA INC.
                          1994 STOCK AND INCENTIVE PLAN


Section 1.        Purpose

                  The purpose of the HCIA Inc. 1994 Stock and Incentive Plan (the "Plan") is to attract and retain outstanding individuals as Key Employees of HCIA Inc. (the "Company") and its Affiliates, as hereinafter defined, and to motivate such individuals to achieve the long-term performance goals of the Company by providing incentives to such individuals in the form of stock ownership or monetary payments based on the value of the capital stock of the Company or its financial performance, or both, on the terms and conditions set forth herein.

Section 2.        Definitions

                  As used in the Plan and unless the context clearly indicates otherwise, the following terms shall have the respective meanings set forth below:

                  (a) "Affiliate" shall mean any entity that, directly or indirectly, controls or is controlled by the Company.

                  (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan.

                  (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

                  (d) "Beneficiary" shall mean the person designated by the Participant, on a form provided by the Company, to exercise the Participant's rights in accordance with Section 7(f) of the Plan in the event of death, or, if no such person is designated, the estate or personal representatives of such Participant.

                  (e) "Board of Directors" shall mean the Board of Directors of the Company.

                  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (g) "Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

                  (h) "Committee" shall mean the Compensation Committee of the Board of Directors. The Committee shall be composed of two or more directors, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and any regulations issued thereunder.

                  (i) "Disability" shall mean a total and permanent disability within the meaning of the Company's long-term disability plan, as amended from time to time.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" shall mean the average of the highest and lowest selling prices of the Shares as reported on the National Association of Securities Dealers Automated Quotation System National Market System or such other national securities exchange as may be designated by the Committee or, in the event that the Shares are not listed for trading on a national securities exchange, the average of the highest and lowest quoted selling prices of the Shares as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if not listed on NASDAQ, the fair market value of the Shares as determined in good faith by the Board of Directors or the Committee, in any such case as of the valuation date.

                  (l) "Incentive Stock Option" shall mean a stock option granted under Section 7(a) of the Plan that is intended to meet the requirements of
Section 422 of the Code or any successor provision thereto.

                  (m) "Key Employee" shall mean any officer or other employee of the Company or any Affiliate who is described in Section 6 of the Plan.

                  (n) "Non-Qualified Stock Option" shall mean a stock option granted under Section 7(a) of the Plan that is not intended to be an Incentive Stock Option.

                  (o) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  (p) "Participant" shall mean a Key Employee who is designated to be granted or has received an Award under the Plan.

                  (q) "Performance Award" shall mean any Award granted under Section 7(d) of the Plan.

                  (r) "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

                  (s) "Released Securities" shall mean Restricted Stock with respect to which all applicable restrictions have expired, lapsed or been waived.

                  (t) "Restricted Stock" shall mean any Shares granted and issued under Section 7(c) of the Plan.

                  (u) "Restricted Stock Unit" shall mean any Award granted under
Section 7(c) of the Plan that is denominated in Shares.

                  (v) "Restriction Period" shall mean, with respect to Restricted Stock or Restricted Stock Units, that period of time determined by the Committee pursuant to Section 7(c) of the Plan.

                  (w) "Retirement" shall mean termination of a Participant's employment with the Company or any Affiliate at his or her "normal retirement date" as defined in the Company's Savings Incentive Plan or any successor plan.

                  (x) "Termination" shall mean any resignation or discharge from employment with the Company or any Affiliate except in the event of Disability, Retirement or death.

                  (y) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Commission under the Exchange Act or any successor rule or regulation thereto.

                  (z) "Shares" shall mean shares of the common stock, par value $.01 per share, of the Company and such other securities or property as may become the subject of Awards or become subject to Awards pursuant to an adjustment made under Section 8 of the Plan.

                  (aa) "Stock Appreciation Right" shall mean any Award granted under Section 7(b) of the Plan.

Section 3.        Effective Date; Stockholder Approval; Termination

                  (a) Effective Date and Stockholder Approval. Subject to the approval of the Plan by the stockholders of the Company in accordance with the provisions of Rule 16b-3, the Plan shall be effective as of ________ __, 1994.

                  (b) Termination. No Award shall be granted under the Plan after _________ __, 2004; provided, however, that any Award granted on or before __________________ __, 2004 may extend beyond such date unless expressly provided otherwise herein or in the applicable Award Agreement; provided further, to the extent set forth in Section 8 hereof, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any Award or to waive any conditions or restrictions with respect to any Award, and the authority of the Board of Directors to amend the Plan, shall extend beyond such date.

Section 4.        Administration

                  (a) The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by those members of the Board of Directors who qualify as "disinterested persons" under Rule 16b-3 and as "outside directors" under Section 162(m)(4)(C) of the Code and any regulations issued thereunder.

                  Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority with respect to the Plan, including, without limitation, the power to:

                           (i) designate Participants;

                           (ii) determine the types of Awards to be granted to
each Participant under the Plan;

                           (iii)  determine  the  number of  Shares  to be
covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards;

                           (iv) determine the terms and conditions of any Award;

                           (v)  determine  whether,  to what  extent,  under
what circumstances and the method by which Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

                           (vi) determine  whether,  to what  extent and under
what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

                           (vii)  interpret and administer  the Plan and any
instrument or agreement relating to, and any Award made under, the Plan (including, without limitation, any Award Agreement);

                           (viii) establish,  amend,  suspend and waive such
rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

                           (ix) make any other  determination  and take any
other action that the Committee deems necessary or desirable for the administration of the Plan.

                  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan, or any Award, shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or Beneficiary of any Award, any stockholder and any employee of the Company or any Affiliate.

                  (b) No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's Charter and Bylaws, as amended from time to time.

                  (c) The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, except that the Committee may not delegate: (i) its authority with regard to Awards (including decisions concerning the timing, pricing and amount of Awards) granted to Key Employees who are officers or directors for purposes of
Section 16(b) of the Exchange Act; or (ii) its authority pursuant to Section 8 to amend the Plan.

Section 5.        Grants of Awards; Shares Available for Award

                  (a) The Committee may, from time to time, grant Awards to one or more Key Employees; provided, however, that:

                           (i)  subject to any  adjustment  pursuant to Section
8, the aggregate number of Shares available with respect to which Awards may be granted under the Plan shall be _______;

                           (ii) to the extent that any Shares  covered by an
Award granted under the Plan, or to which any Award relates, are forfeited, or if an Award otherwise terminates, expires or is canceled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall be available for granting of Awards under the Plan;

                           (iii)  Shares which have been  issued,  or any other
shares of the capital stock of the Company, which a Participant tenders to the Company in satisfaction of income and payroll tax withholding obligations or in satisfaction of the exercise price of any Award shall be available for granting of Awards under the Plan;

                           (iv)  notwithstanding  anything  herein to the
contrary, the Committee may limit the application of Sections 5(ii) and 5(iii) in any manner that it considers necessary or appropriate to ensure that the Plan complies with the requirements of Rule 16b-3 under the Exchange Act or any successor provision; and

                           (v) notwithstanding  anything  herein to the
contrary, any Shares ceasing to be subject to an Award due to the exercise of an Award or expiration of a Restriction Period shall no longer be available for granting of Awards under the Plan.

                  (b) For purpose of this Section 5:

                           (i) if an Award is  denominated  in Shares,  the
number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting of Awards under the Plan; and

                           (ii) if an Award is not  denominated  in Shares,  the
number of Shares shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan equal to the quotient of the Fair Market Value (calculated as of the date of grant) of the maximum amount of cash or other consideration payable pursuant to such Award, divided by the Fair Market Value of one Share on the date of grant.

                  (c) Any Shares delivered by the Company pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares. In determining the size of any Award, the Committee may take into account a Participant's responsibility level, performance, potential, cash compensation level, the Fair Market Value of the Shares at the time of the Award and such other considerations as it deems appropriate.

Section 6.        Eligibility

                  Any Key Employee, including any executive officer or employee-director of the Company or any Affiliate, who is not a member of the Committee and who, in the opinion of the Committee, contributes to the continued growth, development and financial success of the Company or an Affiliate shall be eligible to be designated as a Participant.

Section 7.        Awards

                  (a) Options. The Committee is hereby authorized to grant Options to Participants in the form of either Non-Qualified Stock Options or Incentive Stock Options with the terms and conditions set forth in this Section 7 and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

                           (i)      Limitations on Incentive Stock Options.

                           (A) In the event the Committee grants Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Incentive Stock Options are granted) of the Shares underlying any such Incentive Stock Options, together with the shares underlying any incentive stock options (as defined in Section 422 of the Code) under any other plans of the Company or any Affiliate, which shall be first exercisable by any one Participant shall not, during any calendar year, exceed $100,000, or such other limitation as may be provided in the Code.

                           (B) The grant of Incentive Stock Options hereunder shall be subject to guidelines adopted by the Committee with respect to the timing and size of Incentive Stock Options.

                           (C) The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

                           (ii)     Exercise Price.  The exercise price per
Share purchasable under an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of the Option (or, if the Committee so determines, in the case of any Option granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award).

                           (iii)    Option  Term.  The  term  of each  Option
shall be fixed by the Committee; provided, however, that in no event shall the term of an Incentive Stock Option exceed a period of ten years from the date of its grant.

                           (iv)  Exercisability  and Method of Exercise.  Except
for such limitations as may be set forth herein, an Option shall become exercisable in such manner and within such period or periods and in such installments as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option. The Committee also shall determine the method or methods by which, and the form or forms in which, payment of the exercise price with respect to any Option may be made or deemed to have been made.

                  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the difference of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, less (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, without limitation, restricting the time of exercise of the Stock Appreciation Right to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

                  (c)      Restricted Stock and Restricted Stock Units.

                           (i)      Issuance.  The  Committee is hereby
authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants, such Awards, including the total number of Shares to which they pertain, to be evidenced by an Award Agreement.

                           (ii)     Restrictions.  Shares of Restricted  Stock
and Restricted Stock Units shall be issued in the name of the Participant without payment of consideration, and shall be subject to such restrictions as the Committee may impose (including, without limitation, a Restriction Period, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Different Restricted Stock or

Restricted Stock Unit Awards may, among other things, have different Restriction Periods.

                           (iii)  Registration.  Any  Restricted  Stock  granted
under the Plan may be evidenced in such  manner  as  the  Committee  may  deem
appropriate,   including,   without limitation,  book-entry  registration  or
issuance of a stock certificate or certificates. In the event any stock certificate is issued to evidence Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such Restricted Stock. Upon completion of the applicable Restriction Period, the related restriction or restrictions upon the Award shall expire and new certificates representing the Award shall be issued without the applicable restrictive legend
described  herein.   Such  Shares  shall  be  delivered  in accordance with the terms and conditions of such Participant's Award Agreement.

                  (d) Other Stock or Stock-Based Awards. An Award other than as described in (a) through (c) above may be granted pursuant to which Shares are, or in the future may be acquired, or which is valued or determined in whole or in part by reference to, or otherwise based upon, Shares.

                  (e) Code Section 162(m) Requirements. The Committee in its sole discretion shall determine whether Awards made pursuant to the Plan shall be designed to meet the requirements of performance-based compensation within the meaning of Section 162(m) of the Code and any regulations issued thereunder.

                  (f) Termination of Employment. The Agreement relating to an Award will set forth provisions governing the disposition of an Award in the event of the retirement, disability, death or other termination of a Participant's employment.

                  (g) Election to Recognize Income. If a Participant makes an election in a timely manner pursuant to Section 83(b) of the Code to recognize income for tax purposes when an Award is first made, the Participant shall notify the Company within 10 days of the making of such election.

                  (h)      General.

                           (i)      Award  Agreements.  Each Award  granted
under the Plan shall be evidenced by an Award Agreement in such form as shall have been approved by the Committee.

                           (ii)     Awards May Be Granted  Separately  or
Together. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.

Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                           (iii)  Forms  of  Payment  Under  Awards.  Subject
to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or any Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with the rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest in installments or deferred payments.

                           (iv)     Limits on  Transfer  of Awards.  No Award
(other than Released Securities), except as otherwise provided by the Committee in its discretion, and no right under any such Award, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA (or, in the case of an Award of Restricted Stock, to the Company); provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a Beneficiary to exercise the rights of the Participant, and to receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                           (v)      Term of Awards.  Except as otherwise
provided herein, the term of each Award shall be for such period as may be determined by the Committee.

                           (vi) Share  Certificates  and  Representation  by
Participants. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Commission, any stock exchange or other market upon which such Shares or other securities are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be inscribed upon any such certificate(s) to make appropriate reference to such restrictions. The Committee may require each Participant or other Person who acquires Shares or other securities under the Plan to represent to the Company in writing that such Participant or other Person is acquiring the Shares or other securities without a view to the distribution thereof.

Section 8.        Amendment and Termination; Adjustments; Corrections

                  (a) Amendments to the Plan. The Committee may, at any time or from time to time, amend, alter, suspend, discontinue or terminate the Plan in whole or in part; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in this Section 8) adversely affect the rights of any Participant under any Award granted and then outstanding under the Plan, without the consent of the respective Participant; provided further, however, that any amendment which under the requirements of applicable law must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law, and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act, or any successor provision, shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award.

                  (b)      Certain Adjustments of Awards.

                           (i)      In the event the Company or any  Affiliate
shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or business entity, the Committee may make such adjustments in the terms of Awards, not inconsistent with the terms of the Plan, as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan, as so adjusted.

                           (ii)   In the event that the Committee shall
determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction, change in applicable laws, regulations or financial accounting principles or other event affects the Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of: (A) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards under the Plan; (B) the number and type of Shares (or other securities or property) subject to outstanding Awards; and (C) the grant, purchase or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; provided further, that the number of Shares subject to any Award denominated in Shares shall always by a whole number. The foregoing adjustments shall be determined by the Committee in its sole discretion.

                  (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9.        General Provisions

                  (a) No Rights to Awards. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

                  (b) Withholding. No later than the date as of which an amount first becomes includable in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards under the Plan may be settled with Shares (other than Restricted Stock), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

                  (c) Acceleration. Except as otherwise provided hereunder, the Committee may, in its discretion, accelerate the time at which an outstanding Award granted hereunder may be exercised. With respect to Restricted Stock, in the event of a public tender offer for all or any portion of the Shares of the Company, or in the event that any proposal to merge or consolidate the Company with another entity is submitted to the stockholders of the Company for a vote, the Committee, in its sole discretion, may shorten or eliminate the Restriction Period consistent with the best interests of the Company.

                  (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (e) Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Person holds any right by virtue of the grant of an Award under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

                  (f) Government and Other Regulations. The obligation of the Company to make payment of Awards in Shares or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required. If Shares awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

                  (g) No Restriction on Right of Company to Effect Corporate Changes. The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for the Shares, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (h) Governing Law. The validity, construction and effect of the Plan, and any rules and regulations relating to the Plan, shall be determined in accordance with the laws of the State of Maryland, exclusive of its conflicts of law provisions, and applicable Federal law.

                  (i) Severability. If any provision of the Plan, any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, the Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, such Award Agreement and such Award shall remain in full force and effect.

                  (j) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                  (k) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                                    HCIA INC.

                  1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


         1.       Definitions

                  For purposes of the Plan:

                           (a)      "Annual Award" means an award of Options
pursuant to Section 5(b) of the Plan.

                           (b)      "Annual Meeting" means an annual meeting of
the Company's stockholders.

                           (c)      "Board" means the Board of Directors of the
Company.

                           (d)      Change in Control" means

                                    (i)     the  acquisition by an individual,
entity or group (within the meaning of Section 13(d)(3) of the Exchange Act), other than (A) an employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates or (B) AMBAC Inc., a Delaware corporation ("AMBAC"), AMBAC Indemnity Corporation, a Wisconsin stock insurance corporation ("AIC") or any of their respective affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or of equity securities having a value equal to 30% or more of the total value of all equity securities of the Company, provided, however, that any securities of the Company acquired by any individual, entity or group directly from AMBAC, AIC or any of their respective affiliates, or from an underwriter or placement agent (or other person or entity performing similar services) who acquired such securities directly from AMBAC, AIC or any of their respective affiliates, shall not be included in the number of shares acquired by such individual, entity or group for purposes of determining whether a Change in Control has occurred; or

                                    (ii)    individuals  who as of the  Offering
Date constitute the Board, and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended, cease for any reason to constitute at least a majority of such Board.

                           (e)      "Code" means the Internal Revenue Code of
1986, as amended.

                           (f)      "Committee"  means the committee  designated
by the Board  pursuant to Section 3(c) of the Plan.

                           (g)      "Common  Stock"  means the  Common  Stock of
the Company, par value $.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 12.

                           (h)      "Company"  means  HCIA  Inc.,  a  Maryland
corporation,  or any  successor  to substantially all its business.

                           (i)      "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended.

                           (j)      "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

                           (k)      "Fair  Market  Value"  means the average of
the highest and the lowest quoted selling prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System National Market System or such other national securities exchange as may be designated by the Committee or, in the event that the Common Stock is not listed for trading on a national securities exchange, the average of the highest and lowest quoted selling prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in any such case for the applicable valuation date or, if there were no sales on such valuation date, for the most recent day for which there was such a sale.

                           (l)      "Initial Award" means an award of Options
pursuant to Section 5(a) of the Plan.

                           (m)      "Non-Employee  Director"  means a member of
the Board who is not an employee of the Company or any of its subsidiaries and is not an employee of AMBAC, AIC or any of their respective subsidiaries while AMBAC and AIC maintain, in the aggregate, an equity interest in the Company representing 25% or more of the voting power of the Company's outstanding voting stock.

                           (n)      "Offering  Date"  means  the  effective
date of the Company's registration statement no. 33-88226 relating to the initial public offering of the Common Stock.

                           (o)      "Option"  means an option to  purchase
shares of Common Stock awarded to a Non-Employee Director pursuant to the Plan.

                           (p)      "Option  Shares" means the shares of Common
stock  issuable upon exercise of an Option.

                           (q)      "Permanent  Disability"  means a  physical
or mental impairment rendering a Non-Employee Director substantially unable to function as a member of the Board for any period of six consecutive months. Any dispute as to whether a Non-Employee Director is Permanently Disabled shall be resolved by a physician mutually acceptable to the Non-

Employee Director and the Company, whose decision shall be final and binding upon the Non-Employee Director and the Company.

                           (r)      "Plan" means the HCIA Inc.  1995
Non-Employee  Directors  Stock Option Plan as described herein.

                           (s)      "Retirement"  means a  Non-Employee
Director ceasing to be a member of the Board as a result of retirement from the Board in accordance with the retirement policy then applicable to Board members.

                           (t)      "1933 Act" means the Securities Act of 1933,
as amended.

         2.       Purpose

                  The purpose of the Plan is to retain the services of qualified persons who are not employees of the Company to serve as members of the Board and to secure for the Company the benefits of the incentives inherent in increased Common Stock ownership by Non-Employee Directors, by granting to such person options to purchase shares of Common Stock.

         3.       Shares Available; Administration

                  (a) Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 100,000 shares. Either authorized and unissued shares of Common Stock or treasury shares may be delivered upon exercise of Options awarded pursuant to the Plan.

                  (b) If Options have been forfeited to the Company as described in Section 6(d), the Options Shares underlying such Options shall again be available for issuance in connection with future awards under the Plan.

                  (c) The Plan will be administered by a committee designated by the Board and composed exclusively of members of the Board who are not Non-Employee Directors (the "Committee"). The Committee may adopt rules and regulations necessary to carry out the Plan's purposes. The Committee's interpretation and construction of any Plan provision shall be final and conclusive.

         4.       Eligibility

                  Options awarded pursuant to the Plan shall be granted only to Non-Employee Directors.

         5.       Awards

                  (a) Initial Award. On the date of a Non-Employee Director's initial election or appointment to the Board (or in the case of a Non-Employee Director who is a member of the

Board as of the Offering Date, on the Offering Date), such Non-Employee Director (including any Non-Employee Director reelected or reappointed after a period of at least 12 calendar months during which he did not serve on the Board) shall be granted an Initial Award consisting of an Option to purchase 4,500 shares of Common Stock. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of award and shall be subject to the vesting schedule provided for in Section 6(a) and the other terms and conditions provided for herein.

                  (b) Annual Awards. At each Annual Meeting, commencing with the Annual Meeting held in 1995 subsequent to the Offering Date, each person who has served as a member of the Board during the period elapsed since the immediately preceding Annual Meeting (or in the case of the Annual Meeting held in 1995, each person who has served as a member of the Board since the Offering Date), and who has, during all or a portion of such service, been a Non-Employee Director for purposes of the Plan shall be granted as of the date of such Annual Meeting an Annual Award consisting of an Option to purchase 1,500 shares of Common Stock (or such lesser number determined by multiplying 1,500 by a fraction, the numerator of which is the number of full or partial months since the immediately preceding Annual Meeting (or Offering Date, if applicable) during which such person served on the Board in the capacity of a Non-Employee Director, and the denominator of which is the number of full or partial months since the immediately preceding Annual Meeting (or Offering Date, if applicable)). Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of award and shall be subject to the vesting schedule provided for in Section 6(b) and the other terms and conditions provided for herein.

         6.       Vesting

                  (a) Vesting of Initial Awards. Initial Awards shall vest and become exercisable as follows:

                           (i)      An Initial Award made other than in
connection with a Non-Employee Director's initial election to the Board at an Annual Meeting shall vest and become exercisable in two equal installments as of the first and second anniversaries of the date of grant, provided that the Non-Employee Director remains in service as a member of the Board until the relevant vesting date.

                           (ii)     An Initial  Award made in connection  with a
Non-Employee Director's initial election to the Board at an Annual Meeting shall vest and become exercisable as to 50% of the Options Shares subject to the Option constituting such Initial Award as of the date of the first Annual Meeting following the date of award, and as to the remaining 50% of the Option Shares subject to such Option as of the date of the second Annual Meeting following the date of award, provided the Non-Employee Director to whom such Annual Award was made continues in service as a member of the Board until the relevant vesting date (whether or not the Non-Employee Director is nominated for reelection at the Annual Meeting held on either vesting date, and whether or not, if nominated, he is reelected).

                  (b) Vesting of Annual Awards. Each Annual Award shall vest and become exercisable as of the date of the first Annual Meeting following the date of award, provided the Non-Employee Director to whom such Annual Award was made continues in service as a member of the Board until the vesting date (whether or not the Non-Employee Director is nominated for reelection at the Annual Meeting held on such vesting date, and whether or not, if nominated, he is reelected).

                  (c) Accelerated Vesting. Notwithstanding anything to the contrary in Sections 6(a) and 6(b), an Option shall become fully vested and exercisable upon the first to occur of (i) a Non-Employee ceasing to be a member of the Board as a result of death, Permanent Disability or Retirement, or (ii) a Change in Control of the Company.

                  (d) Forfeiture. In the event of a Non-Employee Director's termination of service as a member of the Board for any reason other than death, Permanent Disability or Retirement prior to the satisfaction of any vesting period requirement hereof, the unvested portion of any Options awarded to the Non-Employee Director shall be forfeited to the Company as of the date of termination of service, and the Non-Employee Director shall have no further right or interest therein.

         7.       Term of Options

                  (a) Ten-Year Term. Each Option shall expire ten years from its date of award, subject to earlier termination as provided herein.

                  (b) Exercise Following Certain Terminations of Service. If a Non-Employee Director's service as a member of the Board terminates for any reason other than death, Permanent Disability or Retirement, the Non-Employee Director shall have the right, subject to the terms and conditions hereof, to exercise the Option, to the extent it has vested as of the date of such termination of service, at any time within six months after the date of such termination, subject to the earlier expiration of the Option as provided in
Section 7(a). At the end of such six-month period the Option shall expire.

                  (c) Exercise Following Termination of Service Due to Death, Permanent Disability or Retirement. If a Non-Employee Director's service as a member of the Board terminates by reason of death, Permanent Disability or Retirement, all Options awarded to such Non-Employee Director may be exercised by such Non-Employee Director, or by his or her estate, personal representative or beneficiary, as the case may be, at any time within one year after the date of termination of service, subject to the earlier expiration of the Option as provided in Section 7(a). At the end of such one-year period the Option shall expire.

                  (d) Exercise Following Termination of Service Subject to Company Policies and Procedures on Insider Trading. Any exercise of an Option pursuant to Section 7(b) or 7(c) following termination of a Non-Employee Director's service as a member of the Board for any reason other than death shall be subject to, and shall be permitted only to the extent such exercise complies with, the policies and procedures of the Company concerning insider trading that were applicable to the Non-Employee Director on the date of such termination of service (as such policies and procedures may be amended by the Company during the period provided in Section 7(b) or 7(c), as the case may be, for exercise of the Option).

         8.       Time and Manner of Exercise

                  (a) Notice of Exercise. Subject to the other terms and conditions hereof, a Non-Employee Director may exercise any Options (to the extent vested) by giving written notice of exercise to the Company, provided, however, that no less than 10 Option Shares may be purchased upon any exercise of the Option unless the number of Option Shares purchased at such time is the total number of Option Shares in respect of which an Option is then exercisable, and provided, further, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or (ii) the date on which the conditions provided in Section 8(b) are satisfied. Notwithstanding any other provision of the Plan or of the notice of award relating to an Option provided for in Section 9, no Option may be exercised, whether in whole or in part, and no Option Shares will be issued by the Company in respect of any such attempted exercise, at any time when such exercise is prohibited by Company policy then in effect concerning transactions by a Non-Employee Director in the Company's securities. In the event that a Non-Employee Director gives written notice of exercise to the Company at a time when such exercise is prohibited by such policy, the Company in its sole discretion may disregard such notice of exercise or may consider such notice to be delivered as of the first date that the Non-Employee Director is permitted to exercise such option in accordance with such Company policy.

                  (b) Payment. Prior to the issuance of a certificate pursuant to Section 8(e) hereof evidencing the Option Shares in respect of which all or a portion of an Option shall have been exercised, a Non-Employee Director shall have paid to the Company the Option Price for all Option Shares purchased pursuant to the exercise of such Option. Payment may be made by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars or in shares of Common Stock already owned by the Non-Employee Director valued at their Fair Market Value as of the last business day preceding the date of exercise, or in any combination of cash or such shares as the compensation committee of the Board in it sole discretion may approve. Payment of the exercise price in shares of Common Stock shall be made by delivering to the Company the share certificate(s) representing the required number of shares, with the Non-Employee Director signing his or her name on the back, or by attaching executed stock powers (the signature of the Non-Employee Director must be guaranteed in either case).

                  (c) Stockholder Rights. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until a certificate evidencing such shares shall have been issued to the Non-Employee Director pursuant to Section 8(e), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Non-Employee Director shall become the holder of record thereof.

                  (d) Limitation on Exercise. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

                  (e) Issuance of Shares. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the Option Price for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Non-Employee Director (or following the Non-Employee Director's death, such other person entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director (or such other person), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Non-Employee Director (or such other person).

                  (f) Tax Withholding. The Company shall have the right, prior to the delivery of any certificates evidencing shares of Common Stock to be issued upon full or partial exercise of an Option, to require a Non-Employee Director to remit to the Company any amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company may permit the Non-Employee Director to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by the Non-Employee Director, pursuant to such rules as the Committee may establish from time to time. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with the Option any Federal, state or local taxes required to be withheld with respect to such payments.

                  (g) Restrictions on Transfer. An Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA ("QDRO"). The Option shall be exercisable, during the Participant's lifetime, only by the Participant or by the person to whom the Option has been transferred pursuant to a QDRO. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or pursuant to a QDRO, shall vest in the assignee or transferee any interest or right in the Option, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

                  (h) Non-qualified Status of Options. Options awarded under the Plan are not intended to qualify, and shall not be treated, as an "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         9.       Notice of Award

                  The terms and conditions of each award of Options shall be embodied in a notice of award which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference. Each notice of award shall state the date on which the Options were granted, the number of shares subject to such Option and the per share exercise price therefor.

         10.      Effective Date; Term of the Plan

                  The effective date of the Plan shall be the Offering Date. Unless earlier terminated in accordance with Section 11 below, the term of the Plan shall expire on the tenth anniversary of the Offering Date. After such date, no further awards of Options may be made hereunder, but previously granted awards shall remain outstanding subject to the terms hereof.

         11.      Amendments

                  The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of awards be amended more frequently than once every six months, other than to comport with changes in the Code, ERISA or any rules or regulations thereunder, provided, further, that any amendment which under the requirements of applicable law must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law, and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act, or any successor provision, shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Non-Employee Director, affect any such person's rights under the provisions of the Plan with respect to awards of Options which were made prior to such action.

         12.      Adjustment of and Changes in Common Stock

                  In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution of property, special cash dividend, or other change in corporate structure affecting the Common Stock, the Committee shall make such adjustments, if any, as it considers necessary or appropriate in the number and class of shares subject to Options or authorized to be awarded hereunder, in order to prevent dilution or enlargement of rights. Any new or additional Options awarded pursuant to such adjustments shall be subject to all of the terms and conditions of the Plan.

         13.      No Right to Reelection

                  Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

         14.      Governing Law

                  The Plan and all notices issued or agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Maryland.

         15.      No Restriction on Right of Company to Effect Corporate Changes

                  The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.